UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22795

First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
For the Year Ended
October 31, 2019

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE”
As of October 31, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPF
Common Share Price	$24.07
Common Share Net Asset Value (“NAV”)	$24.40
Premium (Discount) to NAV	(1.35)%
Net Assets Applicable to Common Shares	$1,482,427,727
Current Distribution per Common Share(1)	$0.1325
Current Annualized Distribution per Common Share	$1.5900
Current Distribution Rate on Common Share Price(2)	6.61%
Current Distribution Rate on NAV(2)	6.52%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/19	5 Years Ended 10/31/19	Inception (5/23/13) to 10/31/19
Fund Performance(3)
NAV	15.44%	8.69%	8.88%
Market Value	27.06%	10.74%	7.88%
Index Performance
ICE BofAML Fixed Rate Preferred Securities Index	12.77%	6.47%	5.85%
ICE BofAML U.S. Capital Securities Index	14.84%	5.48%	5.68%
Blended Index(4)	13.82%	5.99%	5.78%

(1)	Most recent distribution paid or declared through 10/31/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Index consists of the following: ICE BofAML Fixed Rate Preferred Securities Index (50%) and ICE BofAML U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund’s Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE” (Continued)
As of October 31, 2019 (Unaudited)
Industry Classification	% of Total Investments
Banks	47.0%
Insurance	13.4
Capital Markets	6.2
Electric Utilities	6.1
Food Products	5.0
Oil, Gas & Consumable Fuels	4.7
Multi-Utilities	3.7
Energy Equipment & Services	2.5
Diversified Telecommunication Services	2.2
Diversified Financial Services	1.7
Metals & Mining	1.6
Mortgage Real Estate Investment Trusts	1.3
Transportation Infrastructure	1.2
Trading Companies & Distributors	1.0
Equity Real Estate Investment Trusts	1.0
Consumer Finance	0.4
Thrifts & Mortgage Finance	0.3
Real Estate Management & Development	0.3
Gas Utilities	0.3
Independent Power & Renewable Electricity Producers	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.1%
Royal Bank of Scotland Group PLC	2.6
Enel S.p.A.	2.4
Barclays PLC	2.3
Credit Agricole S.A.	1.9
Societe Generale S.A.	1.8
UniCredit S.p.A.	1.6
Farm Credit Bank of Texas, Series 1	1.6
BHP Billiton Finance USA Ltd.	1.6
Land O’Lakes, Inc.	1.6
Total	20.5%

Credit Quality(5)	% of Total Fixed-Income Investments
A-	2.5%
BBB+	9.9
BBB	15.4
BBB-	27.4
BB+	26.4
BB	9.4
BB-	2.4
B+	1.6
B	0.2
Not Rated	4.8
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming – Chief Executive Officer and President
Robert Wolf – Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Commentary
Market Recap
The fiscal year ended October 31, 2019 was a strong period for the preferred and hybrid securities market with all parts of the market experiencing positive performance. The beginning of the period was marked by weak returns and volatility, as global growth fears, central bank policy, and headline risk across the U.S., Europe and Asia weighed on financial markets during the fourth quarter of 2018. As investor sentiment waned, investment outflows across fixed income asset classes caused credit spreads to widen significantly within the preferred and hybrid securities market, leaving valuations at year-end 2018 at the lowest levels in 5 years. In response to the deteriorating growth and inflation expectations, the Federal Reserve (the “Fed”) and other central banks globally cut interest rates and embarked on increased stimulus measures. Additionally, the 10-Year Treasury yield fell by almost 150 basis points (“bps”), causing the 2-Year/10-Year part of the curve to flatten and an inversion of the 3-Month/10-Year part of the curve. Even as U.S.-China trade tensions simmered throughout the period, the supportive rate environment, positive fund inflows, and strong credit fundamentals in the preferred and hybrid securities market sparked a massive rally. For the fiscal year, the retail market produced returns of 12.77% while the institutional market gained 14.84%, according to the ICE BofAML Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofAML U.S. Capital Securities Index (“C0CS”), respectively. European contingent convertible capital securities (CoCos) also performed well as the prospects for a no-deal BREXIT diminished and Italy formed a new coalition government that figured to be more European Union (“E.U.”) and market friendly compared to its predecessor. By the end of the period, CoCos, as measured by the ICE BofAML USD Investment Grade Contingent Capital Index (COCU), earned 13.90%.
Performance Analysis
For the fiscal year ended October 31, 2019, the net asset value (“NAV”) and market price total return for the Fund were 15.44% and 27.06%, respectively. This compares to a total return of 13.82% for the Fund’s benchmark, which is a 50/50 blend of the P0P1 and C0CS. The Fund’s outperformance was primarily due to leverage, an overweight to European bank capital securities, and security selection within $25 par retail securities. In addition, investments in newly issued securities contributed positively to the Fund’s relative performance. The biggest detractors of relative performance were the Fund’s overweight allocation to floating rate securities and its conservative stance in long duration securities (7+ years).
The Fund’s security selection and overweight to European bank capital securities were among the largest reasons for its relative outperformance versus the benchmark. Italian banks in particular outperformed during the period as the country’s newly formed coalition government figured to be more E.U. and market friendly than its predecessor. Also, the reduced prospects for a no-deal BREXIT along with the easing measures enacted by the European Central Bank both helped to tighten credit spreads across the curve for European banks. Going forward, the superior security structures in Europe along with the positive supply backdrop should continue to support the space, in our opinion.
The Fund also benefited from its security selection within $25 par retail securities. Specifically, the Fund maintained an overweight to higher reset variable rate retail securities, which tightened significantly as yields fell across the curve. Also, the Fund maintained an underweight allocation to near call fixed for life $25 par retail securities, which underperformed during the period due to their short duration profile.
Additionally, the Fund took advantage of opportunities within the primary issuance market during the period, selectively focusing on newly issued securities with the best combination of credit, relative valuation, and structure.

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2019 (Unaudited)
The Fund’s weighting in floating rate securities, which are not held in the benchmark, was the single largest driver of its relative underperformance. As short-term rates fell during the period, coupons on floating rate securities reset lower, causing negative price action. Although floaters managed to produce positive returns, they greatly underperformed longer duration securities. The Fund entered the period underweight these longer duration securities (7+ years) in order to protect against rising interest rates. Despite the outperformance of longer duration securities during the period, we still believe that it is prudent to remain underweight going forward. The yields on longer duration securities are similar to the 3-7-year duration securities but, in our opinion, the longer duration securities offer significantly less liquidity and inferior security structures.
The Fund also employed a hedging strategy throughout the fiscal year in order to further manage its interest rate risk. This strategy consisted of an interest rate swap, which was negatively impacted by the falling interest rate environment.
Market and Fund Outlook
Given the current market environment of low interest rates globally and stable credit metrics, we believe the fundamentals for outperformance of preferred and hybrid securities within the larger ﬁxed-income market remain intact. Strong credit fundamentals of the underlying issuers may result in spread tightening within the asset class, which should help to insulate against volatility that may arise because of current geopolitical risks or unexpected interest rate increases. In addition, the relatively high yields compared to other ﬁxed-income asset classes, limited new supply and the current low rate environment are supportive of the preferred and hybrid securities market. As a result, we believe preferreds and hybrids present a stable total return outlook supported by attractive projected income.
As we begin fiscal year 2020, we will continue to position the Fund to protect against the largest risks in the market while identifying the best securities from both a credit fundamentals and security structure standpoint to construct a balanced portfolio that we believe will lead to long term outperformance.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
October 31, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 24.0%
	Banks – 3.0%
210,000	Citizens Financial Group, Series D (a) (b)	6.35%	(c)	$5,890,500
458,835	Fifth Third Bancorp, Series A (b)	6.00%	(c)	12,599,609
474,619	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (b) (d)	7.94%	02/15/40	12,534,688
238,300	JPMorgan Chase & Co., Series GG	4.75%	(c)	5,957,500
26,579	People’s United Financial, Inc., Series A (a)	5.63%	(c)	715,772
194,176	Synovus Financial Corp., Series E (a)	5.88%	(c)	5,134,013
13,214	Wells Fargo & Co., Series O	5.13%	(c)	334,050
7,945	Wells Fargo & Co., Series P	5.25%	(c)	201,247
9,826	Wells Fargo & Co., Series X	5.50%	(c)	255,378
5,292	Wintrust Financial Corp., Series D (a) (e)	6.50%	(c)	154,685
				43,777,442
	Capital Markets – 0.8%
177,164	Affiliated Managers Group, Inc.	5.88%	03/30/59	4,723,192
227,051	Apollo Global Management, Inc., Series B (b)	6.38%	(c)	6,114,484
38,558	Oaktree Capital Group LLC, Series A	6.63%	(c)	1,039,909
12,612	Oaktree Capital Group LLC, Series B	6.55%	(c)	339,137
				12,216,722
	Consumer Finance – 0.4%
216,000	Capital One Financial Corp., Series I (b)	5.00%	(c)	5,428,080
	Diversified Financial Services – 0.6%
300,000	National Rural Utilities Cooperative Finance Corp. (b)	5.50%	05/15/64	8,280,000
	Diversified Telecommunication Services – 1.0%
131,079	Qwest Corp.	6.88%	10/01/54	3,413,297
21,333	Qwest Corp.	6.63%	09/15/55	552,525
98,542	Qwest Corp. (b)	7.00%	02/01/56	2,638,955
135,804	Qwest Corp.	6.50%	09/01/56	3,461,644
200,000	Qwest Corp. (b)	6.75%	06/15/57	5,266,000
				15,332,421
	Equity Real Estate Investment Trusts – 1.4%
166,289	Digital Realty Trust, Inc., Series K (b)	5.85%	(c)	4,544,678
190,388	Digital Realty Trust, Inc., Series L (b)	5.20%	(c)	4,950,088
148,753	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (f)	6.00%	(c)	3,598,335
79,260	Global Net Lease, Inc., Series A	7.25%	(c)	2,077,405
226,723	VEREIT, Inc., Series F (b)	6.70%	(c)	5,758,764
				20,929,270
	Food Products – 2.5%
824,835	CHS, Inc., Series 2 (a) (b)	7.10%	(c)	22,575,734
546,059	CHS, Inc., Series 3 (a) (b)	6.75%	(c)	14,497,866
				37,073,600
	Gas Utilities – 0.4%
152,000	South Jersey Industries, Inc.	5.63%	09/16/79	3,983,920
56,412	Spire, Inc., Series A	5.90%	(c)	1,526,509
				5,510,429
	Insurance – 5.8%
476,547	Aegon Funding Corp. II	5.10%	12/15/49	12,275,851
304,453	Allstate (The) Corp., Series H (b)	5.10%	(c)	7,985,802
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,911,690
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	4,340,097
17,868	Arch Capital Group Ltd., Series E	5.25%	(c)	455,634

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
9,237	Arch Capital Group Ltd., Series F	5.45%	(c)	$239,700
186,553	Aspen Insurance Holdings Ltd. (b)	5.63%	(c)	4,891,420
683,174	Athene Holding Ltd., Series A (a) (b)	6.35%	(c)	19,204,021
9,655	Axis Capital Holdings Ltd., Series E	5.50%	(c)	249,389
552,538	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (b) (d)	5.35%	05/15/37	12,155,836
178,412	Enstar Group Ltd., Series D (a) (b)	7.00%	(c)	4,881,352
147,588	Global Indemnity Ltd. (b)	7.75%	08/15/45	3,764,970
175,443	Global Indemnity Ltd. (b)	7.88%	04/15/47	4,696,609
6,237	National General Holdings Corp.	7.63%	09/15/55	164,033
133,133	National General Holdings Corp., Series C	7.50%	(c)	3,293,710
225,000	Phoenix Cos. (The), Inc.	7.45%	01/15/32	3,676,050
				86,186,164
	Mortgage Real Estate Investment Trusts – 1.8%
23,458	AGNC Investment Corp., Series C (a)	7.00%	(c)	608,266
327,579	Annaly Capital Management, Inc., Series F (a) (b)	6.95%	(c)	8,530,157
121,000	Invesco Mortgage Capital, Inc., Series B (a) (b)	7.75%	(c)	3,368,640
106,000	Invesco Mortgage Capital, Inc., Series C (a)	7.50%	(c)	2,828,080
207,000	Two Harbors Investment Corp., Series B (a) (b)	7.63%	(c)	5,425,470
220,000	Two Harbors Investment Corp., Series C (a) (b)	7.25%	(c)	5,638,600
				26,399,213
	Multi-Utilities – 3.7%
322,976	Algonquin Power & Utilities Corp. (a) (b)	6.88%	10/17/78	9,027,179
480,000	Algonquin Power & Utilities Corp., Series 19-A (a) (b)	6.20%	07/01/79	13,329,600
732,571	Integrys Holding, Inc. (a) (b)	6.00%	08/01/73	20,328,845
350,000	Just Energy Group, Inc., Series A (a)	8.50%	(c)	6,443,500
200,000	NiSource, Inc., Series B (a) (b)	6.50%	(c)	5,542,000
				54,671,124
	Oil, Gas & Consumable Fuels – 1.1%
148,780	Enbridge, Inc., Series B (a) (b)	6.38%	04/15/78	4,085,499
15,235	Energy Transfer Operating L.P., Series C (a)	7.38%	(c)	368,992
56,761	Energy Transfer Operating L.P., Series D (a)	7.63%	(c)	1,400,861
429,096	Energy Transfer Operating L.P., Series E (a) (b)	7.60%	(c)	10,847,547
				16,702,899
	Real Estate Management & Development – 0.4%
208,678	Brookfield Property Partners L.P., Series A2 (b)	6.38%	(c)	5,724,038
	Thrifts & Mortgage Finance – 0.4%
239,551	New York Community Bancorp, Inc., Series A (a) (b)	6.38%	(c)	6,688,264
	Trading Companies & Distributors – 0.7%
399,216	Air Lease Corp., Series A (a) (b)	6.15%	(c)	10,830,730
	Total $25 Par Preferred Securities			355,750,396
	(Cost $339,637,690)
$100 PAR PREFERRED SECURITIES – 3.6%
	Banks – 3.6%
80,000	AgriBank FCB (a)	6.88%	(c)	8,650,000
179,000	CoBank ACB, Series F (a) (b)	6.25%	(c)	19,018,750
82,220	CoBank ACB, Series G (b)	6.13%	(c)	8,468,660
54,250	CoBank ACB, Series H (a) (b)	6.20%	(c)	5,864,425
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2019
Shares	Description	Stated Rate	Stated Maturity	Value
$100 PAR PREFERRED SECURITIES (Continued)
	Banks (Continued)
102,000	Farm Credit Bank of Texas (a) (b) (g)	6.75%	(c)	$11,067,000
	Total $100 Par Preferred Securities			53,068,835
	(Cost $50,893,846)
$1,000 PAR PREFERRED SECURITIES – 3.8%
	Banks – 2.5%
3,557	CoBank ACB, 3 Mo. LIBOR + 1.18% (d) (h)	3.19%	(c)	2,223,125
30,859	Farm Credit Bank of Texas, Series 1 (b)	10.00%	(c)	34,292,064
				36,515,189
	Diversified Financial Services – 0.8%
12,000	Compeer Financial ACA (a) (b) (g)	6.75%	(c)	12,480,000
	Oil, Gas & Consumable Fuels – 0.5%
8,500	Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (d) (h)	6.02%	08/18/57	7,655,576
	Total $1,000 Par Preferred Securities			56,650,765
	(Cost $59,896,983)
$1,000,000 PAR PREFERRED SECURITIES – 1.0%
	Banks – 1.0%
12	FT Real Estate Securities Co., Inc. (h) (i) (j)	9.50%	(c)	14,525,256
	(Cost $15,990,000)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 109.1%
	Banks – 56.9%
$18,335,000	Australia & New Zealand Banking Group Ltd. (a) (b) (g) (k)	6.75%	(c)	20,665,470
10,200,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (a) (b) (k)	6.50%	(c)	10,544,576
8,300,000	Banco Mercantil del Norte S.A. (a) (g) (k)	6.75%	(c)	8,495,133
5,000,000	Banco Mercantil del Norte S.A. (a) (g) (k)	7.50%	(c)	5,220,000
8,000,000	Banco Mercantil del Norte S.A. (a) (g) (k)	7.63%	(c)	8,390,080
11,600,000	Banco Santander S.A. (a) (k)	7.50%	(c)	12,586,000
12,900,000	Bank of America Corp., Series JJ (a) (b)	5.13%	(c)	13,593,375
9,900,000	Bank of America Corp., Series X (a) (b)	6.25%	(c)	10,956,479
5,533,000	Bank of America Corp., Series Z (a) (b)	6.50%	(c)	6,277,659
40,000	Barclays Bank PLC (g)	10.18%	06/12/21	44,793
45,261,000	Barclays PLC (a) (b) (k)	7.88%	(c)	48,398,221
23,700,000	Barclays PLC (a) (k)	8.00%	(c)	25,879,570
5,271,000	BB&T Corp. (a) (b)	4.80%	(c)	5,369,831
9,350,000	BBVA Bancomer S.A. (a) (g) (k)	5.88%	09/13/34	9,522,975
1,500,000	BNP Paribas S.A. (a) (g) (k)	6.63%	(c)	1,598,573
2,000,000	BNP Paribas S.A. (a) (g) (k)	7.38%	(c)	2,261,710
29,774,000	BNP Paribas S.A. (a) (b) (g) (k)	7.63%	(c)	31,273,121
15,100,000	Citigroup, Inc. (a) (b)	5.90%	(c)	15,997,922
950,000	Citigroup, Inc., Series O (a) (b)	5.88%	(c)	963,390
5,000,000	Citigroup, Inc., Series P (a) (b)	5.95%	(c)	5,354,275
13,050,000	Citigroup, Inc., Series U (a) (b)	5.00%	(c)	13,498,594
3,500,000	Citizens Financial Group, Inc., Series C (a) (b)	6.38%	(c)	3,724,070
25,000,000	CoBank ACB, Series I (a) (b)	6.25%	(c)	26,956,000
20,000,000	Credit Agricole S.A. (a) (g) (k)	6.88%	(c)	21,764,300
26,600,000	Credit Agricole S.A. (a) (b) (g) (k)	7.88%	(c)	30,056,883
34,240,000	Credit Agricole S.A. (a) (b) (g) (k)	8.13%	(c)	41,090,260
11,880,000	Danske Bank A.S. (a) (b) (k)	6.13%	(c)	12,166,890
2,300,000	Danske Bank A.S. (a) (k)	7.00%	(c)	2,452,651

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$3,450,000	Farm Credit Bank of Texas, Series 3 (a) (b) (g)	6.20%	(c)	$3,598,622
16,500,000	HSBC Holdings PLC (a) (b) (k)	6.38%	(c)	17,594,528
9,160,000	ING Groep N.V. (a) (k)	5.75%	(c)	9,394,725
13,920,000	ING Groep N.V. (a) (b) (k)	6.50%	(c)	14,840,808
24,900,000	ING Groep N.V. (a) (b) (k)	6.88%	(c)	26,331,750
27,300,000	Intesa Sanpaolo S.p.A. (a) (b) (g) (k)	7.70%	(c)	28,790,716
5,714,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (b) (d)	5.41%	(c)	5,756,969
23,305,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (b) (d)	5.42%	(c)	23,497,266
17,600,000	Lloyds Bank PLC (a) (b) (g)	12.00%	(c)	21,483,000
18,150,000	Lloyds Bank PLC (a) (b)	12.00%	(c)	22,154,344
18,913,000	Lloyds Banking Group PLC (a) (b) (k)	7.50%	(c)	20,757,017
800,000	Lloyds Banking Group PLC (a) (k)	7.50%	(c)	880,836
6,000,000	M&T Bank Corp., Series G (a) (b)	5.00%	(c)	6,270,000
24,400,000	Nordea Bank Abp (a) (g) (k)	6.63%	(c)	26,616,862
23,400,000	Royal Bank of Scotland Group PLC (a) (b) (k)	8.00%	(c)	26,822,250
51,050,000	Royal Bank of Scotland Group PLC (a) (b) (k)	8.63%	(c)	55,134,000
1,200,000	Skandinaviska Enskilda Banken AB (a) (k)	5.63%	(c)	1,229,250
35,800,000	Societe Generale S.A. (a) (b) (g) (k)	7.38%	(c)	37,769,000
2,000,000	Societe Generale S.A. (a) (k)	7.38%	(c)	2,110,000
15,250,000	Societe Generale S.A. (a) (b) (g) (k)	7.88%	(c)	16,728,716
65,000	Standard Chartered PLC (a)	7.01%	(c)	76,255
12,400,000	Standard Chartered PLC (a) (b) (g) (k)	7.50%	(c)	13,175,000
9,500,000	Standard Chartered PLC (a) (g) (k)	7.75%	(c)	10,349,918
825,000	Standard Chartered PLC (a) (k)	7.75%	(c)	898,809
9,200,000	Swedbank AB (a) (k)	6.00%	(c)	9,568,883
32,746,000	UniCredit S.p.A. (a) (b) (k)	8.00%	(c)	34,648,903
11,547,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (b) (d)	5.89%	(c)	11,705,771
				843,286,999
	Capital Markets – 8.0%
15,800,000	Credit Suisse Group AG (a) (g) (k)	6.38%	(c)	16,688,750
5,100,000	Credit Suisse Group AG (a) (g) (k)	7.25%	(c)	5,550,611
17,079,000	Credit Suisse Group AG (a) (b) (g) (k)	7.50%	(c)	18,978,526
7,875,000	Credit Suisse Group AG (a) (b) (k)	7.50%	(c)	8,750,858
17,000,000	Credit Suisse Group AG (a) (b) (g) (k)	7.50%	(c)	18,344,955
1,200,000	Goldman Sachs Group (The), Inc., Series M (a)	5.38%	(c)	1,217,742
23,900,000	Goldman Sachs Group (The), Inc., Series Q (a) (b)	5.50%	(c)	25,595,705
4,800,000	UBS Group AG (a) (k)	6.88%	(c)	5,216,400
3,350,000	UBS Group AG (a) (k)	7.00%	(c)	3,744,308
15,000,000	UBS Group AG (a) (b) (k)	7.13%	(c)	15,159,210
				119,247,065
	Consumer Finance – 0.2%
3,000,000	American Express Co., Series C (a) (b)	4.90%	(c)	3,019,560
	Diversified Financial Services – 1.1%
15,249,000	Voya Financial, Inc. (a) (b)	5.65%	05/15/53	16,148,996
	Diversified Telecommunication Services – 2.1%
20,000,000	Koninklijke KPN N.V. (a) (b) (g)	7.00%	03/28/73	21,955,400
8,250,000	Koninklijke KPN N.V. (a) (b)	7.00%	03/28/73	9,056,603
				31,012,003
	Electric Utilities – 8.7%
6,000,000	Duke Energy Corp. (a) (b)	4.88%	(c)	6,339,750
57,986,000	Emera, Inc., Series 16-A (a) (b)	6.75%	06/15/76	65,291,076
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Electric Utilities (Continued)
$42,128,000	Enel S.p.A. (a) (b) (g)	8.75%	09/24/73	$49,711,040
7,500,000	Southern (The) Co., Series B (a) (b)	5.50%	03/15/57	7,849,265
				129,191,131
	Energy Equipment & Services – 3.5%
25,600,000	Transcanada Trust (a) (b)	5.50%	09/15/79	27,392,000
22,583,000	Transcanada Trust, Series 16-A (a) (b)	5.88%	08/15/76	24,536,881
				51,928,881
	Food Products – 4.6%
6,000,000	Dairy Farmers of America, Inc. (b) (h)	7.13%	(c)	5,918,400
17,788,000	Land O’Lakes Capital Trust I (b) (h)	7.45%	03/15/28	20,100,440
10,000,000	Land O’Lakes, Inc. (b) (g)	7.25%	(c)	9,650,000
33,000,000	Land O’Lakes, Inc. (b) (g)	8.00%	(c)	33,330,000
				68,998,840
	Independent Power & Renewable Electricity Producers – 0.2%
3,000,000	AES Gener S.A. (a) (g)	6.35%	10/07/79	3,017,400
	Insurance – 12.4%
13,968,000	Asahi Mutual Life Insurance Co. (a) (b)	6.50%	(c)	14,723,774
3,839,000	Asahi Mutual Life Insurance Co. (a) (b)	7.25%	(c)	4,078,911
18,585,000	Assurant, Inc. (a) (b)	7.00%	03/27/48	20,564,674
6,130,000	Dai-ichi Life Insurance (The) Co., Ltd. (a) (b) (g)	7.25%	(c)	6,632,353
8,134,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (b) (d)	4.54%	05/15/37	7,455,584
15,300,000	Fortegra Financial Corp. (a) (h)	8.50%	10/15/57	16,317,756
1,000,000	Fukoku Mutual Life Insurance Co. (a)	6.50%	(c)	1,120,087
19,400,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (d) (g)	4.28%	02/12/47	17,139,512
2,000,000	La Mondiale SAM (a)	5.88%	01/26/47	2,164,800
27,000,000	Mitsui Sumitomo Insurance Co., Ltd. (a) (b) (g)	7.00%	03/15/72	29,606,040
3,000,000	Nationwide Financial Services Capital Trust (b) (e)	7.90%	03/01/37	3,461,250
2,910,000	Nationwide Financial Services, Inc.	6.75%	05/15/37	3,387,473
24,300,000	QBE Insurance Group Ltd. (a) (b) (g)	7.50%	11/24/43	27,192,186
20,250,000	QBE Insurance Group Ltd. (a) (b)	6.75%	12/02/44	22,508,280
3,130,000	Sumitomo Life Insurance Co. (a) (b) (g)	6.50%	09/20/73	3,529,920
3,800,000	VIVAT N.V. (a)	6.25%	(c)	3,811,723
				183,694,323
	Metals & Mining – 2.3%
28,500,000	BHP Billiton Finance USA Ltd. (a) (b) (g)	6.75%	10/19/75	33,458,145
	Multi-Utilities – 1.6%
10,700,000	CenterPoint Energy, Inc., Series A (a) (b)	6.13%	(c)	11,376,401
11,500,000	NiSource, Inc. (a) (b)	5.65%	(c)	11,680,722
				23,057,123
	Oil, Gas & Consumable Fuels – 5.0%
5,515,000	DCP Midstream Operating L.P. (a) (b) (g)	5.85%	05/21/43	4,963,500
8,400,000	Enbridge, Inc. (a) (b)	5.50%	07/15/77	8,580,768
19,700,000	Enbridge, Inc. (a) (b)	6.25%	03/01/78	21,216,900
23,000,000	Enbridge, Inc., Series 16-A (a) (b)	6.00%	01/15/77	24,299,960
20,365,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (b) (d)	5.27%	11/01/66	15,375,575
				74,436,703
	Trading Companies & Distributors – 0.7%
10,000,000	AerCap Holdings N.V. (a) (b)	5.88%	10/10/79	10,475,000

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2019
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Transportation Infrastructure – 1.8%
$19,817,000	AerCap Global Aviation Trust (a) (b) (g)	6.50%	06/15/45	$21,823,471
3,844,000	BNSF Funding Trust I (a)	6.61%	12/15/55	4,291,903
				26,115,374
	Total Capital Preferred Securities			1,617,087,543
	(Cost $1,563,316,803)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.8%
	Insurance – 0.8%
10,000,000	AmTrust Financial Services, Inc. (b)	6.13%	08/15/23	10,073,413
2,000,000	Liberty Mutual Group, Inc. (b) (g)	3.95%	10/15/50	2,073,679
	Total Corporate Bonds and Notes			12,147,092
	(Cost $11,803,081)

Total Investments – 142.3%	2,109,229,887
(Cost $2,041,538,403) (l)
Outstanding Loan – (43.6)%	(646,000,000)
Net Other Assets and Liabilities – 1.3%	19,197,840
Net Assets – 100.0%	$1,482,427,727

Interest Rate Swap Agreements:
Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	01/23/25	$165,000,000	1.786%	$(3,720,785)

(1)	The Fund pays the fixed rate and receives the floating rate. The floating rate on October 31, 2019 was 1.823%.

(a)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	Perpetual maturity.
(d)	Floating rate security.
(e)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC (the “Sub-Advisor”).
(f)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2019, securities noted as such amounted to $686,087,620 or 46.3% of net assets.
(h)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Financial Statements).
(i)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2019, securities noted as such are valued at $14,525,256 or 1.0% of net assets.
(j)	This security’s value was determined using significant unobservable inputs. (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2019
(k)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2019, securities noted as such amounted to $738,442,002 or 34.7% of managed assets. Of these securities, 4.3% originated in emerging markets, and 95.7% originated in foreign markets.
(l)	Aggregate cost for federal income tax purposes was $2,040,434,658. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $92,707,691 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,912,462. The net unrealized appreciation was $68,795,229. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Banks	$ 43,777,442	$ 37,819,942	$ 5,957,500	$ —
Insurance	86,186,164	62,102,491	24,083,673	—
Multi-Utilities	54,671,124	34,342,279	20,328,845	—
Other industry categories*	171,115,666	171,115,666	—	—
$100 Par Preferred Securities*	53,068,835	—	53,068,835	—
$1,000 Par Preferred Securities*	56,650,765	—	56,650,765	—
$1,000,000 Par Preferred Securities*	14,525,256	—	—	14,525,256
Capital Preferred Securities*	1,617,087,543	—	1,617,087,543	—
Corporate Bonds and Notes*	12,147,092	—	12,147,092	—
Total Investments	$ 2,109,229,887	$ 305,380,378	$ 1,789,324,253	$ 14,525,256
LIABILITIES TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Interest Rate Swap Agreement	$ (3,720,785)	$ —	$ (3,720,785)	$ —

*	See Portfolio of Investments for industry breakout.
Level 3 Par Preferred Securities that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 Par Preferred Securities values are based on unobservable inputs.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2018
$1,000,000 Par Preferred Securities	$14,552,328
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	(27,072)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at October 31, 2019
$1,000,000 Par Preferred Securities	14,525,256
Total Level 3 holdings	$14,525,256
There was a net change of $(27,072) in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2019.

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Assets and Liabilities
October 31, 2019
ASSETS:
Investments, at value (Cost $2,041,538,403)	$ 2,109,229,887
Cash	8,438,255
Cash segregated as collateral for open swap contracts	8,093,949
Receivables:
Interest	20,306,026
Investment securities sold	6,923,695
Dividends	785,283
Interest reclaims	639,326
Dividend reclaims	103,917
Total Assets	2,154,520,338
LIABILITIES:
Outstanding loan	646,000,000
Swap contracts, at value	3,720,785
Payables:
Investment securities purchased	18,905,579
Investment advisory fees	1,524,053
Interest and fees on loan	1,523,211
Administrative fees	192,409
Custodian fees	78,892
Shareholder reporting fees	61,342
Audit and tax fees	38,189
Legal fees	27,417
Trustees’ fees and expenses	4,431
Transfer agent fees	1,653
Financial reporting fees	771
Other liabilities	13,879
Total Liabilities	672,092,611
NET ASSETS	$1,482,427,727
NET ASSETS consist of:
Paid-in capital	$ 1,440,439,392
Par value	607,660
Accumulated distributable earnings (loss)	41,380,675
NET ASSETS	$1,482,427,727
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$24.40
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	60,765,997
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Operations
For the Year Ended October 31, 2019
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $4,074)	$ 106,300,794
Dividends (net of foreign withholding tax of $130,156)	30,963,082
Other	660,000
Total investment income	137,923,876
EXPENSES:
Investment advisory fees	17,221,664
Interest and fees on loan	19,274,835
Administrative fees	675,292
Custodian fees	227,946
Shareholder reporting fees	209,410
Listing expense	59,917
Legal fees	55,075
Audit and tax fees	36,056
Transfer agent fees	23,433
Trustees’ fees and expenses	16,581
Financial reporting fees	9,250
Other	66,615
Total expenses	37,876,074
NET INVESTMENT INCOME (LOSS)	100,047,802
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,387,633)
Swap contracts	901,109
Net realized gain (loss)	(7,486,524)
Net change in unrealized appreciation (depreciation) on:
Investments	120,445,185
Swap contracts	(15,237,061)
Net change in unrealized appreciation (depreciation)	105,208,124
NET REALIZED AND UNREALIZED GAIN (LOSS)	97,721,600
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 197,769,402

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statements of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 100,047,802	$ 105,236,538
Net realized gain (loss)	(7,486,524)	(6,130,280)
Net change in unrealized appreciation (depreciation)	105,208,124	(138,823,767)
Net increase (decrease) in net assets resulting from operations	197,769,402	(39,717,509)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(99,696,568)	(103,284,084)
Return of capital	(3,605,627)	(4,271,731)
Total distributions to shareholders	(103,302,195)	(107,555,815)
Total increase (decrease) in net assets	94,467,207	(147,273,324)
NET ASSETS:
Beginning of period	1,387,960,520	1,535,233,844
End of period	$ 1,482,427,727	$ 1,387,960,520
COMMON SHARES:
Common Shares at end of period	60,765,997	60,765,997
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Cash Flows
For the Year Ended October 31, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$197,769,402
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(801,439,744)
Sales, maturities and paydown of investments	794,171,232
Net amortization/accretion of premiums/discounts on investments	163,021
Net realized gain/loss on investments	8,387,633
Net change in unrealized appreciation/depreciation on investments	(120,445,185)
Net change in unrealized appreciation/depreciation on swap contracts	15,237,061
Changes in assets and liabilities:
Decrease in interest receivable	1,226,261
Increase in interest reclaims receivable	(132,541)
Increase in dividend reclaims receivable	(18,594)
Increase in dividends receivable	(197,379)
Decrease in interest and fees payable on loan	(151,122)
Increase in investment advisory fees payable	68,576
Increase in audit and tax fees payable	4,261
Increase in legal fees payable	19,107
Increase in shareholder reporting fees payable	3,869
Increase in administrative fees payable	1,526
Increase in custodian fees payable	2,868
Increase in transfer agent fees payable	95
Increase in Trustees’ fees and expenses payable	3,114
Decrease in financial reporting fees payable	(1,542)
Increase in other liabilities payable	9,463
Cash provided by operating activities		$94,681,382
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(99,696,568)
Distributions to Common Shareholders from return of capital	(3,605,627)
Repayment of borrowing	(64,000,000)
Proceeds from borrowing	90,000,000
Cash used in financing activities		(77,302,195)
Increase in cash and cash segregated as collateral for open swap contracts		17,379,187
Cash and cash segregated as collateral for open swap contracts at beginning of period		(846,983)
Cash and cash segregated as collateral for open swap contracts at end of period		$16,532,204
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$19,425,957
Cash and cash segregated as collateral for open swap contracts reconciliation:
Cash	$8,438,255
Cash segregated as collateral for open swap contracts	8,093,949
Cash and cash segregated as collateral for open swap contracts at end of period		$16,532,204

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 22.84	$ 25.26	$ 24.03	$ 23.69	$ 24.42
Income from investment operations:
Net investment income (loss)	1.65	1.73	1.86	1.94	1.96
Net realized and unrealized gain (loss)	1.61	(2.38)	1.26	0.35	(0.58)
Total from investment operations	3.26	(0.65)	3.12	2.29	1.38
Distributions paid to shareholders from:
Net investment income	(1.64)	(1.70)	(1.89)	(1.95)	(2.11)
Return of capital	(0.06)	(0.07)	—	—	—
Total distributions paid to Common Shareholders	(1.70)	(1.77)	(1.89)	(1.95)	(2.11)
Common Shares offering costs charged to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$24.40	$22.84	$25.26	$24.03	$23.69
Market value, end of period	$24.07	$20.47	$24.80	$22.66	$21.95
Total return based on net asset value (b)	15.44%	(2.23)%	13.85%	10.68%	6.68%
Total return based on market value (b)	27.06%	(10.78)%	18.53%	12.65%	10.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,482,428	$ 1,387,961	$ 1,535,234	$ 1,459,929	$ 1,438,361
Ratio of total expenses to average net assets	2.70%	2.49%	2.09%	1.88%	1.76%
Ratio of total expenses to average net assets excluding interest expense	1.33%	1.33%	1.31%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	7.14%	7.21%	7.67%	8.34%	8.15%
Portfolio turnover rate	40%	29%	31%	50%	48%
Indebtedness:
Total loan outstanding (in 000’s)	$ 646,000	$ 620,000	$ 680,000	$ 645,000	$ 645,000
Asset coverage per $1,000 of indebtedness (c)	$ 3,295	$ 3,239	$ 3,258	$ 3,263	$ 3,230

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPF” on the New York Stock Exchange (“NYSE”).
The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Swap Agreements
The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at October 31, 2019, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at October 31, 2019. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
C. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for open swap contracts. The Fund presents restricted cash activity within “Increase in cash and cash segregated as collateral for open swap contracts” and as part of “Cash and cash segregated as collateral for open swap contracts at beginning of period” and “Cash and cash segregated as collateral for open swap contracts at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At October 31, 2019, the Fund had $8,093,949 in restricted cash associated with interest rate swap agreements as presented on the Statement of Assets and Liabilities as “Cash segregated as collateral for open swap contracts.”
D. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates of any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund cannot yet be determined.
The Fund may hold real estate investments trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
E. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2019, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
CoBank ACB, 3.19%	3/29/18	3,557	$625.00	$2,409,868	$2,223,125	0.15%
Dairy Farmers of America, Inc., 7.13%	9/15/16	$6,000,000	98.64	6,000,000	5,918,400	0.40
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$15,300,000	106.65	15,344,365	16,317,756	1.10
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,210,438.00	15,990,000	14,525,256	0.98
Kinder Morgan GP, Inc., 6.02%, 08/18/57	3/21/17 - 6/20/17	8,500	900.66	7,765,000	7,655,576	0.52
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14 - 2/25/19	$17,788,000	113.00	18,531,331	20,100,440	1.36
				$66,040,564	$66,740,553	4.51%
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2019, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $1,129,227, an increase in accumulated net realized gain (loss) of $865,447 and an increase to paid-in capital of $263,780 Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2019 and 2018, was as follows:

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019
Distributions paid from:	2019	2018
Ordinary income	$99,696,568	$103,284,084
Capital gains	—	—
Return of capital	3,605,627	4,271,731
As of October 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(23,693,769)
Net unrealized appreciation (depreciation)	65,074,444
Total accumulated earnings (losses)	41,380,675
Other	—
Paid-in capital	1,441,047,052
Total net assets	$1,482,427,727
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $23,693,769 of capital loss carryforwards for federal income tax purposes.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. New Accounting Pronouncements
On November 17, 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which requires that the Statement of Cash Flows explain the change during the period in the total of cash and amounts generally described as restricted cash. Therefore, amounts generally described as restricted cash should be included with cash when reconciling the beginning-of-period and end-of-period total amounts shown on the Statement of Cash Flows. The Fund adopted this guidance during the year, using a retrospective transition method. The adoption of this standard did not have a material impact on the Fund’s financial statements.
On March 30, 2017, the FASB issued ASU 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019
after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $820,345,323 and $802,309,035, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Swap Agreements	Interest Rate Risk	—	$ —	Swap contracts, at value	$ 3,720,785
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$901,109
Net change in unrealized appreciation (depreciation) on swap contracts	(15,237,061)
The average notional value of interest rate swaps was $165,000,000 for the fiscal year ended October 31, 2019.
The Fund does not have the right to offset financial assets and liabilities related to swap contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2018 and October 31, 2019, was $624,484,932 with a weighted average interest rate of 3.08%. As of October 31, 2019, the Fund had outstanding borrowings of $646,000,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended October 31, 2019, were 3.27% and 2.53%, respectively. The interest rate at October 31, 2019, was 2.53%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 20, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2019, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
40.25%	91.92%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2019, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 11, 2019, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Intermediate Duration Preferred & Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 48,797,714, the number of votes against was 4,152,127 and the number of broker non-votes was 7,816,156. The number of votes cast in favor of Mr. Nielson was 48,768,056, the number of votes against was 4,181,785 and the number of broker non-votes was 7,816,156. Robert F. Keith, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Contingent Capital Securities Risk. CoCos provide for mandatory conversion into common stock of the issuer under certain circumstances, which may limit the potential for income and capital appreciation and, under certain circumstances, may result in complete loss of the value of the investment. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down of principal, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts on Interest Risk. First Trust, Stonebridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Stonebridge currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Stonebridge) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Stonebridge have a financial incentive to leverage the Fund.
Preferred/Hybrid Preferred and Debt Securities Risk. An investment in preferred/hybrid preferred and debt securities is subject to certain risks, including:
•	Issuer Risk. The value of these securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Floating Rate and Fixed-to-Floating Rate Risk. The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate.
•	Subordination Risk. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, limited voting rights risk and special redemption rights risk.
Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. The Fund may emphasize its investments in certain industries such as the banking and insurance industries and therefore may make the Fund more economically vulnerable in the event of a downturn in those industries. Additionally, banking and insurance institutions are subject to substantial regulations (and could be subject to further regulations in the future) that could adversely affect their ability to operate.
Trust Preferred Securities Risk. The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 2, 2019 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was equal to the median advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the Performance Universe and to a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2018. The Board also noted that the Fund outperformed its blended benchmark index for the three- and five-year periods ended December 31, 2018 but underperformed its blended benchmark index for the one-year period ended December 31, 2018. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2018 and the Fund’s average trading discount for various periods and comparable information for a peer group.

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel in the past year and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term• Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,000 for the fiscal year ended October 31, 2018 and $28,000 for the fiscal year ended October 31, 2019.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,450 for the fiscal year ended October 31, 2018 and $5,200 for the fiscal year ended October 31, 2019. These fees were for tax return preparation.

Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

Tax Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

All Other Fees (Investment Sub-Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2018 were $4,450 for the registrant, $48,190 for the registrant’s investment adviser and $3,000 for the registrant’s investment sub-adviser and for the registrant’s fiscal year ended October 31, 2019 were $5,200 for the registrant, $28,500 for the registrant’s investment adviser and $18,000 for the registrant’s investment sub-adviser.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

Information provided as of October 31, 2019.

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Scott T. Fleming, President and CEO of Stonebridge Advisors LLC

Mr. Fleming leads the Investment Team at Stonebridge, and oversees and takes lead role over Investment Team decisions. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. As Chief Investment Officer at Spectrum, Mr. Fleming established and implemented custom investment strategies for the firm’s clients. In this capacity he was instrumental in growing assets under management to over $2 billion by consistently outperforming stated benchmarks by solid margins. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

Robert Wolf, CIO, Senior Vice President and Senior Portfolio Manager

Mr. Wolf is a member of the firm’s Investment Committee and oversees investment strategies and portfolio management activities across funds and separately managed accounts. He analyzes both investment grade and non-investment grade securities and makes security recommendations. Mr. Wolf brings 17 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman’s High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Scott T. Fleming	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 4482	$5.205 Bil $0 $1.683 Bil	0 0 0	0 0 0
Robert Wolf	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 4482	$5.205 Bil $0 $1.683 Bil	0 0 0	0 0 0

Portfolio Manager Potential Conflicts of Interests

Stonebridge Advisors LLC (“Stonebridge”) avoids material conflicts that may arise from side-by-side management of the CEF and other account strategies, including other FT funds and Separately Managed Accounts by policies and procedures that are designed to ensure that each client is treated fairly. Stonebridge’s investment team considers every investment opportunity for each of our portfolios based on the portfolio or fund guidelines, restrictions and compliance rules. Trades are pre-allocated to those client portfolios for which the trade is suitable, given the portfolio’s goals and guidelines. Partial fills are governed by allocation rules that are designed to treat each client fairly.

(a)(3)	Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2019.

Stonebridge employees receive an annual salary, mid- and year-end bonuses based on company performance, medical benefits and a 401(k) plan.

Compensation consists of base salaries with upside potential in the form of mid-year and year-end performance bonuses. These bonuses are based on a number of factors: profitability of the firm, employee value to the firm success, investment performance and servicing of clients, employee ability to fit into the team, employee commitment, work ethic and effectiveness in carrying out assigned duties, employee dedication above and beyond expectations.

(a)(4)	Disclosure of Securities Ownership

Information provided as of October 31, 2019.

Name	Dollar Range of Fund Shares Beneficially Owned

Scott T. Fleming	$100,001-500,000
Robert Wolf	$1-100,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Intermediate Duration Preferred & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 8, 2020

* Print the name and title of each signing officer under his or her signature.